MORTON G. THALHIMER
                              1313 East Main Street
                               Richmond, VA 23219

                             OFFICE LEASE AGREEMENT

THIS DEED OF LEASE,  Made at  Richmond,  Virginia,  on  August  28,  1998 by and
between International Mission Board of the Southern Baptist Convention, hereinafter referred to as "Landlord" and Business Loan Center Network, Inc. , a Virginia Corporation , hereinafter referred to as "Tenant" and Morton G. Thalhimer, Inc. hereinafter referred to as "Agent".

                               W I T N E S S E T H
For and in consideration of the below stated rent and other terms and conditions stipulated in this Lease Agreement, hereinafter referred to as the "Lease", Landlord does hereby lease to Tenant the following described property located in Richmond , Virginia: approximately 3,690 Square Feet (including a 10 % core charge)

           Suites 200 & 212 located within Hamilton Place, 1301 N. Hamilton Street, Richmond, VA 23230.


hereinafter referred to as the "Premises", for a term of Sixty ( 60 ) months beginning on October 1, 1998 (The Commencement Date) and ending September 30, 2003 (The Expiration Date) or as may be otherwise specified in Section 2 below, to be used and occupied by the Tenant for the following purpose: General Business Office and for no other purpose unless agreed to in writing by Landlord and attached hereto.

     Tenant hereby agrees to pay Landlord, as rent for the Premises, without demand, offset, or reduction the sum of Forty Eight Thousand and no/100's dollars ($ $48,000.00 ) per annum payable in regular monthly installments of Four Thousand and no/100's dollars ($ $4,000.00 ) in advance beginning on The Commencement Date and continuing thereafter on the first day of each succeeding month for the term of the Lease. If the term of this Lease shall commence or expire on any day other than the first of the month, the rent for that monthly installment shall be prorated based upon a 30 day month. All rent payments shall be made at the office of and made payable to: Morton G. Thalhimer, Inc. at 1313 East Main Street, P.O. Box 702, Richmond, Virginia 23218-0702, Agent, or such other address as the Landlord may direct in writing.

1.   CONDITION OF PREMISES:
     The Tenant has inspected and approves the plans (as may be attached to this Lease) and/or knows the conditions of the Premises and Tenant has made certain that they can be lawfully used for the purposes of the Tenant's business and the Tenant expressly covenants that there is no expressed or implied warranty, representation or agreement on the part of the Landlord with reference to the condition or usability of the Premises for Tenant's intended use.

2.   POSSESSION:
     If the Landlord shall be unable to give possession of the Premises on The Commencement Date of the term hereof by reason of the holding over of any tenant or tenants or for any cause beyond the control of the Landlord (other than extra work undertaken by the Landlord for the Tenant), then the rent shall not


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

commence until possession of the Premises is given or is available, and the Tenant agrees to accept such allowance and abatement of rent, as liquidated damages, in full satisfaction for the failure of the Landlord to give possession of the Premises on the said date, and to the exclusion of all claims and rights which the Tenant might otherwise have by reason of possession of the entire Premises not being given on the said date. If Landlord is unable to give possession due to extra work undertaken at Tenant's request then the rent shall commence as scheduled without abatement or allowance. If Landlord is otherwise unable to give possession on The Commencement Date, then Expiration Date shall be extended from the actual date of occupancy in accordance with the Lease term specified in the Lease.

     If Tenant shall occupy the Premises prior to The Commencement Date of this Lease with Landlord's consent, all the provisions of this Lease shall be in full force and effect as soon as Tenant occupies the Premises and the Lease Expiration Date shall not change.

3.   SECURITY DEPOSIT:
     Tenant shall deposit with Landlord upon execution of this Lease Agreement and thereafter maintain with Landlord the sum of Four Thousand and no/100's dollars ($ 4,000.00 ) which shall be held by Landlord, without interest to Tenant, as security for the full and faithful performance by Tenant of Tenant's obligations pursuant to this Lease. If Tenant fails to pay any amount which Tenant is obligated to pay pursuant to this Lease, Landlord may, at its option (but Landlord shall not be obligated to), apply any portion of such security fund to the amount owed by the Tenant. Any such application by Landlord shall not waive the default created by Tenant's failure to pay. If any portion of the security deposit is so applied by Landlord, Tenant shall, within ten (10) days after demand from Landlord, restore the security deposit held by Landlord to its original amount. The security deposit, less amount properly charged against same, shall be refunded to Tenant within thirty (30) days after Tenant has paid all amounts owed and performed all of its obligations pursuant to this Lease or any extension or renewal thereof.

4.   RENT ESCALATION:
     Beginning on the first twelve (12) month anniversary of The Commencement Date of the Lease and on each succeeding anniversary date thereafter for the term of the Lease and any renewals or extensions thereof, the rental rate for the Premises shall increase 4% per annum over the rate charged for the immediately preceding twelve (12) months.

5.   LANDLORD'S REMEDIES:
     A. The Tenant covenants to pay rent at the time and in the manner herein provided and in case of non-payment of said rent or of Landlord's charges hereunder within ten (10) days of the date due, at the time and in the manner herein provided, or in case of violation by the Tenant of any of the terms and conditions of this Lease, or the covenants herein contained, or in case the Premises shall be deserted or vacated, the Landlord shall have the right to re-enter the same and remove all persons and property there from as the agent of the Tenant, either by force or otherwise, without being liable to any action or prosecution, and to rent out the said Premises as the agent of the Tenant, and receive the rent therefore, and to apply the same to the payment of the rent or other charges due under this Lease, holding the Tenant liable for any deficiency; or, at the option of the Landlord, it may declare this Lease forfeited, without any notice to that effect, and may take immediate possession of said Premises, or may take any other action provided by law.

     B. It is further covenanted and agreed that the various rights, remedies, powers or elections of the Landlord as expressed in this Lease, or given by law, are cumulative, and that none of them shall be deemed to be exclusive of such other rights, remedies, powers or elections, as are now or may hereafter be conferred upon the Landlord by law.

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

     C. In the event the Tenant shall be adjudicated a bankrupt, or become insolvent, or if a receiver is appointed by any court, or if the Tenant shall make an assignment for the benefit of creditors, then upon the election of the Landlord, this Lease shall cease and desist upon ten (10) day's written notice by the Landlord to the Tenant, and the Landlord shall have all rights and remedies otherwise provided in this Section 5.

6.   LATE CHARGES:
     Tenant recognizes and acknowledges that if rent payments are not received when due, Landlord will suffer damages and additional expense thereby and Tenant therefore agrees that a late charge equal to ten percent (10%) of the rent due may be assessed by Landlord as additional rental if Landlord has not received the monthly installment of annual rent or other rent or additional rent due pursuant to this Lease within ten (10) days after its due date. If any check given in payment of rent is not honored when due, Landlord may require that subsequent rent payments be made by certified or cashier's check.

7.   EXEMPTIONS:
     The Tenant hereby waives the benefit of any exemptions under the homestead or bankruptcy laws as to the obligations of this Lease, and agrees to pay all expenses incurred in collecting the same, including reasonable attorney's fees, in case the same shall not be paid when due.

8.   ASSIGNMENT AND SUBLETTING:
     The Tenant shall not,  without the prior  written  consent of the Landlord,
(a) assign or convey or encumber this Lease or any interests under it; (b) allow any transfer hereof or any lien upon the Tenant's interest hereunder; (c) sublet the Premises or any part thereof, or (d) permit the use or occupancy of the Premises or any part thereof by any other than the Tenant. In the event Landlord consents to Tenant subletting or assigning the Premises, Tenant shall pay Agent a one time fee of One Hundred Fifty Dollars ($150.00) to cover bookkeeping and other expenses Agent may incur by virtue of such subletting or assignment. Said fee shall be due prior to occupancy by new Tenant and payment of same is a pre-condition to Tenant's right to sublease the Premises.
     Any such subletting or assignment by Tenant shall not in any way relieve Tenant of his duties and/or obligations for performance under this Lease or reduce Landlord's rights hereunder.

9. CARE AND USE OF PREMISES BY TENANT:
     A. The tenant will take good care of the Premises and of the fixtures and improvements therein and shall keep and maintain same in good repair and working order. Tenant will, at his own cost and to Landlord's satisfaction, repair in a good and workmanlike manner all damage and injury to the Premises and fixtures required as a result of Tenant carelessness, misuse, or neglect, or as a result of damage or defacement of the building, or any part thereof by reason of Tenant's occupancy or the actions of its agents, employees, visitors, contractors, assignees or licensees. Should Tenant fail to perform such repairs or replacements, Landlord may do so, after ten (10) days notice, and the cost of such repairs or replacements shall become collectable as additional rent hereunder and shall be paid by Tenant within ten (10) days after presentation of a statement thereof. Upon the expiration of this Lease, Tenant shall return all keys and shall quit and surrender the Premises in clean and good condition, reasonable use and wear excepted.

     Whenever any breakage or damage shall occur to either the Premises or the building or property of which these Premises are a part, Tenant shall immediately notify Landlord who shall cause same to be repaired or replaced at Landlord's expenses, unless such damage is Tenant's fault, as specified elsewhere in this Section 9, in which case such repair expenses shall be borne by Tenant.
     B. Tenant will not store upon the Premises any combustible or explosive material or do or permit to be done on the Premises anything which either directly or indirectly is in conflict with or a violation of public law, ordinance, governmental regulation or any insurance policy carried on the Premises, or the property of which it is a part, or its operation, or which, if known, might increase the premium of such insurance or adversely affect its coverage.

     C. Tenant will not do or permit to be done any waste or nuisance upon the Premises or anything which obstructs or interferes with the rights of other Tenants or which is offensive or annoying to them. Determination of such rights and offensive behavior, if not otherwise specified shall be at Landlord's determination. Tenant further agrees to comply with and abide by such rules and regulations as the Landlord, upon written notice to Tenant, may adopt. Landlord shall not be responsible for the non-observance or violation of any of the building rules and regulations or lease provisions by any other tenant.
     D. The Landlord shall have the right to prescribe the weight, size and proper location of safes and other weighty articles before the same are admitted into the building, and any damage done to the building in the putting in or out of such articles, or during the time they are in or on the Premises, shall be made good by the Tenant. All persons employed by or contracted with by Tenant for repairs, alterations, or the moving of safes, furniture or other bulky articles in and out of the building and Premises must be acceptable to Landlord and shall be at Tenant's sole cost and liability, and such work is to be done only at a time designated by Landlord.
     E. Tenant shall not, without the prior written consent of Landlord, place any signs or advertising matter or material on the exterior of the building or the interior of the building. If Landlord approves any signage or advertising matter or material in writing, such signage, matter or material shall be installed at Tenant's expense and Tenant shall remove same at the termination or expiration of this Lease and repair any damage caused by such removal.

10.  ALTERATIONS:
     The Tenant will make no alterations in or additions or improvements to the Premises without first obtaining the written consent of the Landlord who shall have the right to approve the plans for, and designate the contractors and/or workmen to perform any such work, and all additions and improvements made by the

Tenant shall become the property of the Landlord immediately upon completion thereof, provided, however, that the Landlord, by giving written notice to the Tenant not less than two (2) months prior to the expiration of this Lease, or any continuance or renewal thereof, may require Tenant to restore such Premises to the condition in which they were at the commencement of this Lease. It is covenanted and agreed by and between the parties hereto that all changes and/or alterations in the Premises to be made by the Landlord at the expense of the Landlord are evidenced and shown by a floor plan of the Premises which is attached hereto and made a part of this Lease, such floor plan being identified by the signature of the Landlord and Tenant; all other alterations, additions or improvements made by the Tenant, or by the Landlord at the Tenant's request, shall be solely at the Tenant's expense and liability.

11.  SERVICES:
     The Landlord shall provide the following free of extra charge, but subject to the following covenants and conditions:

     (a)Janitor service Monday through Friday (excepting legal holidays) in and about the building in which said Premises are situated, including maintenance of building exterior and interior space used by all Tenants in common.
     (b)Heat to warm the said building during 8:00 AM to 6:00 PM Monday through Friday and 8:00 AM to 1:00 PM Saturday during such period as may be necessary, and hot and cold water for the lavatories of said building.
     (c)Use of water, as supplied through the building piping to the wash basins, if any, in the Premises. The Tenant shall not, however, waste water so supplied and shall not, without the Landlord's prior consent in writing, use the same for refrigeration or for any other than ordinary office purposes.
     (d)Elevator service (if applicable) during the ordinary business hours of each business day. On holidays, Sundays, and at night one elevator will be subject to call.
     (e)Use of electricity, as supplied through the building circuits, but only for lighting purposes and for operation of ordinary office machines. The Tenant shall not, without the Landlord's prior written consent, use such electricity for refrigeration, special lighting apparatus, x-ray equipment, large electronic machines, or other special equipment or for any purpose other than ordinary office purposes as defined by Landlord at Landlord's discretion.
     (f)Air-conditioning (A/C) to the Premises, during the summer months, from 8:00 AM to 6:00 PM Monday through Friday and 8:00 AM to 1:00 PM Saturday. If Tenant requires additional A/C due to its computers, special lighting, etc. said A/C will be installed and separately metered at Tenant's expense, and such electrical usage billed to Tenant as an extra charge.
     (g)Tenant and its employees and customers shall have the non-exclusive right, in common with Landlord, other tenants of the building, and their respective employees, guests and customers, to park automobiles in the parking area provided by Landlord (if such area is provided, but Landlord shall be under no obligation to otherwise provide, arrange or pay for Tenant parking) subject to such reasonable rules and regulations as Landlord may impose from time to time, including the designation of specific areas in which automobiles of Tenant, his employees, guests and customers must be parked, and the number of parking spaces which may be so utilized by Tenant.

     The Landlord shall not be liable for the interruption of any of the above-mentioned services caused by repairs, improvements, alterations, strikes, lockouts, accidents, inability of the Landlord to procure such services or to obtain fuel or supplies or other cause or causes beyond the reasonable control of the Landlord. Any interruption of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the Premises or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligation under this Lease.

12.  CLAIMS FOR DAMAGES:
     All personal property belonging to the Tenant or to any other person, located in or about the building or the Premises shall be there at the sole risk of the Tenant or other such person, and neither the Landlord nor the Landlord's agents shall be liable for the theft or misappropriation thereof, nor for any damage or injury thereto, nor for damage or injury to said Tenant, its employees or invitees, or to other persons or to other property in and about the building caused by water, fire, snow, frost, or other elements, steam, heat or cold, dampness, falling plaster, sewers or sewage, gas odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds, operation or use of elevators, or by any act or neglect of other tenants or occupants of the building or of any other person, or caused in any manner whatsoever. The Tenant shall give to the Landlord, or its duly authorized agent, immediate written and telephone notice of any accidents to, or defects in any equipment or part of the building and of any fire, to the end that the Landlord may promptly remedy such conditions. The Tenant will protect, indemnify and save harmless the Landlord from all losses, costs or damages sustained by reason of any act or other occurrence causing injury to any person and/or property whomsoever or whatsoever, due directly or indirectly to the use or occupancy of the Premises or any part thereof by the Tenant.

13.  UNTENANTABILITY:
     If, during the term of this Lease, the building and/or Premises and/or other portions of the building shall be so damaged by fire or other action of the elements as to be rendered untenantable, and shall not be repaired by the Landlord and put in tenantable condition within a period of one hundred twenty
(120) days from the time when the Tenant gives the Landlord possession of the Premises for the purpose of making such repairs, it shall be optional with the Tenant to terminate this Lease by a written notice at the end of such period. If such damage is repaired and the Premises are made tenantable within such one hundred twenty (120) day period, no right to terminate this Lease for such cause shall exist. Whether the Lease is terminated or not, an equitable adjustment of the rentable payable for the Tenant shall be made (provided no fault of the Tenant contributed to the damage and provided no insurance effected by the Landlord shall have been vitiated or payment refused in consequence of some act or default of the Tenant) by crediting the Tenant with the full rental for such period of time, if any, as the Tenant was necessarily deprived of all use of the Premises, and with a pro rata proportion of the rental payable for such period of time and such amount of space as the Tenant may be deprived of, if use of the Premises is not entirely prevented by the damage and the consequent repairs.

14.  SUBORDINATION OF LEASE:
     This Lease is made, and accepted by the Tenant, subject and subordinate in law and in equity to any existing, future and/or new mortgages, and/or deeds of trust secured by the land and building of which the Premises are a part, or which may at any future time be placed thereon, and to any extensions, modifications and renewals thereof, and to the prior right of the mortgagees or lenders thereunder. If required by the Landlord, the Tenant will execute, acknowledge and deliver any and all agreements subordinating this Lease to any deed of trust or mortgage now or hereafter executed, secured by the said land and said buildings. Within ten (10) days after request thereof by Landlord, Tenant agrees to deliver in recordable form ,a certificate prepared by Landlord to any proposed mortgagee or purchaser of the Premises, or to Landlord certifying (if such is the case) that this Lease is in full force and effect, and that there are no defenses or offsets thereto, or stating those claimed by Tenant, and such other facts related to this Lease, the Premises or Tenant as Landlord may request. If Tenant does not execute and return such certificate as required above, Tenant hereby irrevocably appoints Landlord as its attorney-in-fact to execute such certificate on behalf of Tenant.

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15.  QUIET ENJOYMENT:
     Provided Tenant is not in default in the performance of any of its obligations under this Lease, Landlord covenants that Tenant shall have and enjoy quiet and peaceable use and possession of the Premises during the term of this Lease and any renewals thereof.

16.  RESERVED RIGHTS:
     Landlord reserves the following rights:
     (a)To change the name or street address of the building, without liability of Landlord to Tenant;
     (b)To designate all sources furnishing sign painting and lettering, ice, drinking water, towels and toilet supplies, or other like services used in the Premises;
     (c)To enter during the last ninety (90) days of the term, provided Tenant shall have removed all or substantially all of Tenant's property from the Premises, for the purpose of altering, renovating, remodeling, repairing or otherwise preparing the Premises for re-occupancy;
     (d)To grant to any one the exclusive right to conduct any particular business or undertaking in the building; (e)To enter the Premises at all times (1) for the making of inspections, repairs, alterations, improvements or additions at or to the Premises or building, as Landlord may deem necessary or desirable, and (2) for any purpose whatsoever related to the safety, protection, preservation or improvement of the Premises or of the building or of Landlord's interest;
     (f)At any time or times, the Landlord, either voluntarily or pursuant to governmental requirement, may, at the Landlord's own expense make repairs, alterations or improvements in or to the building or any part thereof, and during operations, may close entrances, doors, corridors, elevators or other facilities;
     (g)In the event repairs, alterations, decorating or other work, done at the Landlord's expense, shall be done at other than ordinary business hours by reason of the Tenant's request that they not be done during ordinary business hours, then the Tenant shall pay the Landlord the additional charges, including overtime costs, incurred by Landlord in doing the work at other than ordinary business hours.
     (h)If the Premises are less than two thousand (2,000) usable square feet in area, Landlord reserves the right, at its option and upon giving thirty (30) days notice in advance to Tenant, to transfer and remove Tenant from the Premises to any other available offices of equal size and area in the building. Landlord shall bear the expense of moving Tenant's furniture, fixtures, phone system and other personal property as well as the expense of any renovations or alterations necessary to make the new space similar in arrangements and layout to the original Premises.
     Landlord may exercise any or all of the foregoing rights hereby reserved by Landlord without being deemed guilty of an eviction or disturbance of Tenant's use and possession and without being liable in any manner to Tenant and without elimination or abatement of rent, or other compensation, and such acts shall have no effect upon this Lease.

17.  RENEWAL:
     It is hereby understood and agreed that a written notice of three (3) months prior to the end of said term or any renewal of continuance thereof from either party to the other shall be necessary to terminate this Lease at the end of said term, or at the end of any renewal or continuance thereof; and in the event that no such notice shall be given then this Lease shall be continued in full force and effect for an additional period of one (1) year at the rent then in force and subject to all the covenants, terms and conditions herein contained including this paragraph and any rental escalation provisions contained in this Lease.

18.  HOLDING OVER:
     Tenant shall pay to Landlord an amount as base monthly rental equal to two hundred percent (200%) of the base monthly rental herein provided during each month or portion thereof for which Tenant shall retain possession of the Premises or any part thereof after the termination of the term or of Tenant's right of possession, whether by lapse of time or otherwise, and also shall pay all damages sustained by Landlord, whether direct or consequential, on account thereof. Such hold over shall be as a Tenant at will and all of the terms and provisions of this Lease shall be applicable during such period. No holding over by Tenant , whether with or without consent of Landlord, shall operate to extend this Lease except as may be herein provided. The provisions of this clause shall not be held as a waiver by Landlord of any right of re-entry, or any other rights of Landlord as provided under this Lease; nor shall the receipt of said payment or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this Lease and the term hereby granted for the period still unexpired, for any breach of any of the covenants herein, or any other of Landlord's rights hereunder.

19.  LANDLORD'S LIEN:
     A. Unless otherwise prohibited by law, in addition to any statutory Landlord's Lien, Landlord shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter be, situated in the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all covenants, agreements and conditions hereof have been fully complied with and performed by Tenant.

     B. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvement and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in paragraph 22 of this Lease ten
(10) days before the time of sale. Any sale made pursuant to the provision of this section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the above-described Premises or where the property is located after the time, place, and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the Premises is located for five (5) consecutive days before the date of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses) shall be applied as a credit against the indebtedness secured by the security interest granted in this section. Any surplus shall be paid to Tenant or as otherwise required by law; the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the state in which Premises is located. The statutory lien "distress for rent" is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

20.  LIABILITY INSURANCE:
     Landlord and Tenant shall each at all times during the term of this Lease or any renewal thereof carry with an approved insurance carrier licensed to operate in this state, public liability insurance, naming the other and Agent as additional insured, with limits of liability of not less than one million ($1,000,000) with respect to personal injury and three hundred thousand ($300,000) with respect to property damage. Certificates of such insurance shall be furnished to such other and/or Agent upon request. Tenant shall notify Landlord promptly of any accident or loss in the Premises or in the building of which the Premises form a part or of any defect therein or in the equipment and fixtures thereof which Tenant has knowledge.

21.  HAZARDOUS SUBSTANCE:
     (a) Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated or disposed of on or in the Premises by Tenant, Tenant's agents, employees, contractors or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated or disposed of on or in the Premises except as permitted above, or if the Premises becomes contaminated in any manner during this Lease term, Tenant shall indemnify and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact marketing of the space, and any and all sums paid for settlement of claims, attorney's fees, consultant and expert fees) arising during or after the Lease term and arising as a result of contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred by Landlord because of any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substances on the Premises that results in contamination, Tenant shall promptly at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises. Tenant shall first obtain Landlord's written approval for any such remedial action.
     (b) As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive or corrosive and that is regulated by any local government, the Commonwealth of Virginia or the United States Government. "Hazardous Substance" includes any and all materials or substances that are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" pursuant to state, federal or local government law. "Hazardous Substance" includes, but is not restricted to, asbestos, polychlorinated biphenyl's (PCB's), petroleum, solvents, printing inks, pesticides, and leads.
     (c) Tenant shall provide Landlord, in a timely manner, a Material Safety Data Sheet ("MSDS") upon Landlord's request. Said MSDS shall describe the chemical properties of any hazardous substances which may be used, stored, generated or disposed of on or in the Premises.

22.  AGENT COMMISSION:
     In consideration of Agent's services in procuring this Lease and as a covenant running with the land, Landlord covenants with and for the benefit of Agent, as follows: Agent is to receive a commission of Six percent ( 6 %) of the rent during the original term and all renewals or extensions thereof or any expansion of leased space by Tenant, relocation of Tenant by Landlord either within the building or to any other property owned or controlled by Landlord or any new lease of the Premises between any person and Tenant, its successors or assigns (such phrase used herein to include such entity in which Tenant, its successors or assigns, may have an interest as a stockholder, partner, lender of money or otherwise); and no sale transfer, assignment, cancellation, or release including a sale or conveyance to Tenant, its successors or assigns, shall affect Agent's right to such commission which is hereby made a lien on the Premises and all equipment thereon, if any. Agent shall have the right to collect all rents due hereunder so that its commission may be paid in installments as the rent is received, and retained by Agent before remitting the rent (less commissions) to Landlord; but if any act be done to deprive Agent of its right to collect the rent, then the whole amount of its commission then unpaid shall, at Agent's option, immediately become due and payable.
     Landlord further covenants with and for the benefit of Agent as a covenant running with the Land, that if Tenant, its successors or assigns, shall at any time during the original term and all renewals or extensions thereof, (or during any new lease of the Premises between any person and Tenant, its successors or assigns), purchase the building in which the Premises are located, then in consideration of Agent's consummating this Lease, Landlord shall pay Agent on the date the Premises are transferred, a commission of Six percent ( 6 %) of the gross amount of the purchase price. Such a sales commission shall be in addition to the rental commissions provided for in the immediately preceding paragraph and is hereby made a lien on the Premises and all equipment thereon, if any.
     Landlord hereby authorizes Agent to institute legal proceedings for the recovery of any rent due under the provisions of this Lease Agreement and to employ an attorney for that purpose, and to charge all costs and fees to Landlord.
     In connection with all acts done or suffered by Agent for Landlord concerning the Premises, Landlord further agrees to defend, indemnify and save Agent harmless from all fines, judgments, suits, claims, demands, and actions of any kind (including any costs and attorney's fees), and from liability for injury suffered by an employee or contractor (not in the permanent employ of Agent) engaged by Agent for the benefit of Landlord.

23.  NOTICES:
     Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notices or demands shall be deemed given or served whether actually received or not when deposited in the United States Postal Service, postage pre-pad, certified or registered mail, addressed to parties hereto at the respective addresses set out below or any other address that may be specified by the parties.

        TO LANDLORD:                International Mission Board of the Southern
                                    Baptist Convention
                                    PO Box 6767
                                    Richmond, VA
                                    ATTN:   Mr. Mike Giannotti

        TO TENANT:                  Business Loan Center Network, Inc.
                                    1301 N. Hamilton Street
                                    Suite 200
                                    Richmond, VA 23230
                                    ATTN:  Ms. Rebecca H. Hall

        TO AGENT:                   Morton G. Thalhimer, Inc.
                                    P. O. Box 702
                                    Richmond, VA 23218-0702
                                    ATTN:   Mr. Cameron B. Brown

24.  MISCELLANEOUS:
     A. The failure of the Landlord to enforce in any one or more instances any term, condition, rule, regulation or covenant as to which the Tenant shall be guilty of a breach or be in default, shall not be deemed to waive the right of the Landlord to enforce the same or any subsequent breach or default notwithstanding the Landlord had knowledge of such breach or default at the time of the receipt of any rent or other sums by the Landlord, whether the same be that originally reserved or that which may be payable under any of the covenants or agreements herein contained, or any portion thereof. The acceptance by the Landlord of checks or cash from persons other than the Tenant shall in no event evidence consent of the Landlord to any assignment or sub-lease by the Tenant. No waiver or modification of this Lease nor any release or surrender of the same shall be claimed by the Tenant unless such waiver or modification or release or surrender be in writing and signed by the Landlord.
     B. Each provision hereof shall bind and inure to the benefit of the Landlord and the Tenant and as the case may be: if the Tenant is an individual, the Tenant's legatees, executors, and administrators; the Landlord's successors and assigns; if the Tenant is a corporation, its successors; and in the event that Landlord consents to the assignment of this Lease notwithstanding the terms hereof, the Tenant's assigns.
     C. The parties hereto agree that whenever the word "Tenant" and/or "party" is used herein it shall be construed to mean Tenants and/or parties, if there be more than one, and generally, feminine or neuter pronouns shall be substituted for those of the masculine form, and vice versa, and the plural is to be substituted for the singular number in any place or places herein in which the context shall require such substitution.
     D. Paragraph headings for this Lease are used for convenience only, and are in no way to be construed as a part of this Lease or as a limitation on the scope of the particular provision to which they refer.

25.  JOINT VENTURE DISCLAIMER:
     Any intention to create a joint venture or partnership relation between the parties hereto is hereby expressly disclaimed.

26.  APPLICABLE LAW, CONSTRUCTION:
     This Lease Agreement shall be construed in accordance with the laws of the State of Virginia.

27.  AGENCY DISCLOSURE:
     Each of the undersigned acknowledges that: (1) it understands the disclosure information presented; (2) the disclosure was made at or before the time specific real estate assistance involving substantive discussions about the Premises was provided; and (3) it consents to the representation and payment of the commission as outlined herein.
     In this transaction between the undersigned parties, Morton G. Thalhimer, Inc. acted as the Agent for: ___the Tenant; X the Landlord; ____ both the Tenant and the Landlord under Designated Representatives with full knowledge and consent of both parties.

28.  ADDENDUM:
     Addendum(s) consisting of     2     paragraph(s) are attached hereto and
made a part hereof.

29.  FINAL UNDERSTANDING:
     This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

     IN WITNESS WHEREOF, each individual party hereto has hereunto signed his or her name and affixed his or her seal, and each corporate party hereto has caused its name to be signed and its seal to be affixed by its duly authorized officers.

MORTON G. THALHIMER, INC.
Agent
By




International Mission Board of the
Southern Baptist Convention  (SEAL)
Landlord
Address
By:
Title:

Business Loan Center
Network, Inc.  (SEAL)
Tenant
Address
By:
Title:


GUARANTEE:
     In consideration of Landlord agreeing to lease to Tenant the Premises, the undersigned, hereby waiving the obligations of the homestead exemption laws as to this Lease Agreement, jointly and severally if there be more than one undersigned, guarantee the payment of rent and the performance of all provisions of this Lease Agreement by Tenant, its successors and assigns, and agree that the mere nonpayment of rent and nonperformance of said provisions by Tenant or its successor and assigns shall create an immediate liability on the part of the undersigned to Landlord and its successor and assigns and to Agent. Landlord and Agent need not first exhaust their legal remedies against Tenant or its successors and assigns before proceeding against the undersigned. Neither Landlord nor Agent is required to notify the undersigned of any default of Tenant under the provisions of this Lease Agreement. Landlord and Tenant may amend this Lease from time to time and may increase the obligations of Tenant hereunder without releasing guarantor from any liability under this guaranty.

Date:
Guarantor

ADDENDUM ATTACHED TO AND MADE A PART OF LEASE DATED AUGUST 28, 1998, BY AND BETWEEN INTERNATIONAL MISSION BOARD OF THE SOUTHERN BAPTIST CONVENTION, LANDLORD, AND BUSINESS LOAN CENTER NETWORK, INC., TENANT, FOR PREMISES KNOWN AS SUITES 200 & 212, HAMILTON PLACE, 1301 N. HAMILTON STREET, RICHMOND, VIRGINIA.


It is covenanted and agreed as follows:

1. Landlord Improvements: Landlord agrees to renovate the premises substantially in accordance with Exhibit "A" attached to and made a part of this lease agreement. Landlord agrees to incur the costs of these renovations up to an amount not to exceed $8,000.00. Any costs associated with these renovations over the $8,000.00 amount shall be due and payable by Tenant at the time the contractor's invoice is furnished to Tenant.

2. Early Termination Option: Tenant shall have two (2) options to terminate this lease; the first occurring at the end of the thirty-sixth (36th) month of the lease term, and the second occurring at the end of the forty-eighth (48th) month. To exercise either of these options, Tenant agrees to serve prior written notice to Landlord of at least ninety (90) days before either the end of the thirty-sixth (36th) month or the forty-eighth (48th) month. If tenant elects to terminate after the thirty-six (36th) month, tenant shall pay an early termination penalty of $4,000.00 to the Landlord at the time notice is served. If tenant elects to terminate after the forty-eighth (48th) month, tenant shall pay an early termination penalty of $2,000.00 to the Landlord at the time notice is served.

WITNESS the following seals and signatures:


                                    LANDLORD:

     INTERNATIONAL MISSION BOARD OF
     THE SOUTHERN BAPTIST CONVENTION
     BY:    _________________________
     Title: _________________________


     TENANT:
     BUSINESS LOAN CENTER NETWORK, INC.
     BY:_______________________________
     Title:____________________________